UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K12B

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2021

Seven Hills Realty Trust

(Exact name of registrant as specified in its charter)

Maryland	001-34383	20-4649929
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Two Newton Place

255 Washington Street, Suite 300

Newton, MA 02458

(Address of principal executive offices, including zip code)

(617) 332-9530
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares of Beneficial Interest	SEVN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “Company” refer to Seven Hills Realty Trust unless the context indicates otherwise.

Introductory Note

On December 14, 2021, the board of trustees of Seven Hills Realty Trust (the “Company”) unanimously approved the conversion (the “Conversion”) of the Company from a Maryland statutory trust to a Maryland real estate investment trust (“REIT”) and adopted a Plan of Conversion (the “Plan of Conversion”), Articles of Conversion (the “Articles of Conversion”), the Declaration of Trust of the Company following the Conversion (the “Post-Conversion Declaration”) and the Bylaws of the Company following the Conversion (the “Post-Conversion Bylaws” and together with the Plan of Conversion, Articles of Conversion and Post-Conversion Declaration, the “Conversion Documents”), copies of which are attached hereto as Exhibit 2.1, Exhibit 2.2, Exhibit 3.1 and Exhibit 3.2 and are incorporated herein by reference. In accordance with the prior Amended and Restated Agreement and Declaration of Trust of the Company (the “Prior Declaration”), no vote of the shareholders was required for the Conversion.

On December 21, 2021, to initiate the Conversion, the Company filed with the Maryland State Department of Assessments and Taxation, the Articles of Conversion and Post-Conversion Declaration.

The Company is providing the disclosure contained in this Current Report on Form 8-K in order to reflect the completion the Conversion at 4:01 p.m. (Eastern Time) on December 22, 2021 (the “Effective Time”).

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 21, 2021, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that the Articles of Conversion and the Post-Conversion Declaration had been filed with the Maryland State Department of Assessments and Taxation. In connection with the Conversion and at the request of the Company, Nasdaq ceased trading of the Company’s common shares of beneficial interest as a statutory trust, par value $0.001 per share (“Prior Common Shares”), on Nasdaq at the Effective Time and commenced trading of the Company’s common shares of beneficial interest as a REIT, par value $0.001 per share (the “Post-Conversion Common Shares”). The Company’s CUSIP number (CUSIP: 81784E 101) and ticker symbol (SEVN) did not change as a result of the Conversion. The Company expects Nasdaq to file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to report that the Prior Common Shares are discontinued for trading on Nasdaq.

Item 3.03. Material Modification to Rights of Security Holders.

To the extent applicable, the disclosures set forth in (i) Item 3.01 above regarding the conversion of the Prior Common Shares into Post-Conversion Common Shares, (ii) Item 5.03 below regarding the Post-Conversion Declaration and the Post-Conversion Bylaws (together with the Post-Conversion Declaration, the “Post-Conversion Governing Documents”), and (iii) Item 8.01 below regarding the Conversion are incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The trustees and executive officers of the Company immediately prior to the Effective Time remain the trustees and executive officers of the Company, each holding the same position and title, and belonging to the same class, from and after the Effective Time. In addition, the committees of the board, and the chairs and membership thereof, of the Company immediately prior to the Effective Time, remain the committees of the board, and the chairs and membership thereof, of the Company from and after the Effective Time.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, (i) Seven Hills Realty Trust, then operating as a Maryland statutory trust, was converted to Seven Hills Realty Trust, a Maryland REIT, pursuant to the Plan of Conversion and the Articles of Conversion; and (ii) the Post-Conversion Declaration and Post-Conversion Bylaws became effective.

The following is a brief summary of the material differences between the rights of the Company’s shareholders prior to the Conversion and the rights of the Company’s shareholders as shareholders of the Maryland REIT.

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Maryland REIT Law (“MRL”)

The Post-Conversion Governing Documents reflect the Company’s organization as a Maryland REIT under the MRL. The rights of the Company’s shareholders are governed by the MRL, the Post-Conversion Declaration and the Post-Conversion Bylaws.

Authorized Shares

The Prior Declaration authorized the Company to issue an unlimited number of common shares, $0.001 par value per share, and an unlimited number of preferred shares. The Post-Conversion Declaration authorizes the Company to issue up to 25,000,000 common shares of beneficial interest, $0.001 par value per share.

Amendment to the Declaration of Trust

The Prior Declaration provided that any amendment to the Prior Declaration (excluding certain amendments that may be approved by the trustees without any action by the shareholders) required the affirmative vote of a majority of trustees then in office and holders of at least 75% of the shares outstanding and entitled to vote. If an amendment to the Prior Declaration of Trust was approved by 75% of the trustees then in office, no shareholder approval was required for that amendment to be effective, except to the extent shareholder approval was required by applicable law, and, if applicable law requires shareholder approval, the vote required was the lesser of a majority of shares voted or the least amount legally required.

Under the MRL, a Maryland REIT generally cannot amend its declaration of trust unless the amendment is approved by at least two-thirds of all shares. The MRL allows a Maryland REIT’s declaration of trust to set a lower percentage, so long as the percentage is not less than a majority of the votes entitled to be cast on the matter. Under the Post-Conversion Declaration, amendments to the Post-Conversion Declaration may be made if first approved by at least two-thirds of the trustees then in office and, to the extent a shareholder vote is required under the MRL, then approved by the affirmative vote of a majority of the votes entitled to be cast by the shareholders entitled to vote thereon (in the case of the provisions of the Post-Conversion Declaration relating to the classification of the Company’s board of trustees, the removal of the trustees and the vote required to amend those provisions, the approval of the shareholders entitled to cast at least two-thirds of all the votes entitled to be cast on the matter will be required).

Trustee Elections

The prior Amended and Restated Bylaws of the Company (the “Prior Bylaws”) provided that (1) trustees shall be elected by a plurality of the votes cast in an uncontested election; and (2) trustees shall be elected by a majority of all the votes entitled to be cast in a contested election. Under the Post-Conversion Declaration of Trust, trustees shall be elected by a plurality of the votes cast in any election at which a quorum is present.

Termination

The Prior Declaration provided that the liquidation or termination of the Company required the affirmative vote of a majority of trustees then in office and, except where a different voting standard was required by applicable law, the affirmative vote of at least a majority of all the votes cast at a meeting of shareholders. If liquidation or termination of the Company was approved by 75% of the trustees then in office, then no shareholder approval was required for such actions except to the extent shareholder approval was required by applicable law. If approval by shareholders was required by applicable law, the vote required was a majority (or the lowest proportion permitted if higher than a simple majority) of votes cast or, if applicable law does not permit approval by a percentage of votes cast, the vote required shall be a majority (or the lowest proportion permitted if higher than a simple majority) of shares outstanding and entitled to vote.

The Post-Conversion Declaration provides that the Company may be terminated and its business and affairs wound up and remaining assets distributed to shareholders of the Company upon the approval by two-thirds of the trustees then in office and shareholder approval by the affirmative vote of a majority of the votes cast on the matter.

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Inspection Rights

Shareholders of the Company had no right under the Maryland Statutory Trust Act (the “MSTA”) to inspect the records of the Company, including, without limitation, shareholder lists, documents, accounts and books of the Company.

Under the MRL, any shareholder or his, her or their agent upon written request may inspect and copy the following trust documents: (1) the bylaws; (2) minutes of the proceedings of shareholders; (3) the Maryland REIT’s annual statement of affairs; (4) any voting trust agreements deposited with the Maryland REIT and (5) a statement showing all shares and securities issued by the trust during a specified period of not more than 12 months before the date of the request. In addition, one or more persons who together are and for at least six months have been shareholders of record of at least 5% of the outstanding shares of any class of shares of a Maryland REIT may inspect and copy the Maryland REIT’s books of account and share ledger and may present a written request for a statement of the Maryland REIT’s affairs.

Control Share Acquisitions

The Maryland General Corporation Law (“MGCL”) contains a provision that regulates control share acquisitions and applies to REITs formed under Maryland law. This provision was not applicable to the Company prior to the Conversion, but is applicable to the Company following the Conversion. The Post-Conversion Bylaws contain a provision providing that notwithstanding any other provision contained in the Post-Conversion Governing Documents, Title 3, Subtitle 7 of the MGCL (or any successor statute) shall not apply to any acquisition by any person of shares of beneficial interest of the Company. The Post-Conversion Declaration of Trust contains a provision pursuant to which, notwithstanding any other provision contained in the Post-Conversion Governing Documents, the Company elects to be subject to Section 3-804(b) and (c) of Title 3, Subtitle 8 of the MGCL, as further detailed in the Description of Shares set forth in Exhibit 99.1 to this to this Current Report on Form 8-K, which is incorporated herein by reference.

Shareholder Liability; Indemnification by Shareholders

Under the MSTA, the Company’s shareholders were entitled to the same limitation of personal liability as is extended to stockholders of a corporation organized under the MGCL. The Prior Declaration disclaimed shareholder liability for acts or obligations of the Company. The Prior Declaration provided that shareholders will be liable to and indemnify the Company from and against, all costs and expenses, including reasonable attorneys’ and other professional fees, arising from a shareholder’s breach of or failure to fully comply with any covenant, condition or provision of the Prior Declaration or the Prior Bylaws or any action against the Company in which the shareholder is not the prevailing party.

Under the MRL, a shareholder is generally not personally liable for the obligations of a Maryland REIT solely as a result of his or her status as a shareholder. Under the Post-Conversion Declaration, to the maximum extent permitted by Maryland law in effect from time to time, each shareholder is liable to the Company for, and shall indemnify and hold harmless the Company and its affiliates from and against, all costs, expenses, penalties, fines or other amounts, including without limitation, reasonable attorneys’ and other professional fees, whether third party or internal, arising from a shareholder’s breach of or failure to fully comply with any covenant, condition or provision of the Post-Conversion Declaration or Post-Conversion Bylaws or any action by or against the Company in which the shareholder is not the prevailing party, and shall pay such amounts on demand, together with interest on such amounts, which interest will accrue at the lesser of 18% per annum or the maximum amount permitted by law, from the date such costs or other amounts are incurred until the receipt of payment.

Shareholder Voting Rights

The Prior Declaration provided that so long as at least 75% of the trustees then in office approve, no shareholder approval is required for any of the following: (i) the merger or consolidation or share exchange of the Company with or into any other person or company (including, without limitation, a partnership, corporation, joint venture, business trust, common law trust or any other business organization) or of any such person or company with or into the Company; (ii)  the conversion of the Company into a corporation, limited liability company, partnership, REIT or any other entity into which the Company can be converted under the laws of the state of Maryland; or (iii) the sale, lease or transfer of all or substantially all of the Company’s assets.

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Under the Post-Conversion Declaration, the following actions require the approval of at least two-thirds of the trustees then in office and shareholder approval by the affirmative vote of a majority of the votes entitled to be cast on the matter to the extent shareholder approval is required to be obtained under the MRL: (i) the merger or consolidation or share exchange of the Company with or into any other person or company (including, without limitation, a partnership, corporation, joint venture, business trust, common law trust or any other business organization) or of any such person or company with or into the Company; (ii) the conversion of the Company into a corporation, limited liability company, partnership, REIT or any other entity into which the Company can be converted under the laws of the state of Maryland; or (iii) the sale, lease or transfer of all or substantially all of the Company’s assets.

The foregoing description of the Plan of Conversion, the Articles of Conversion, the Post-Conversion Declaration and the Post-Conversion Bylaws does not purport to be complete and is qualified in its entirety by reference to Exhibits 2.1, 2.2, 3.1 and 3.2 to this Current Report on Form 8-K, respectively, which are incorporated herein by reference.

Item 8.01. Other Events.

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company as a REIT is a successor registrant to the Company as a statutory trust upon effectiveness of the Conversion and is thereby subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. As the successor registrant, the Post-Conversion Common Shares are deemed to be registered under Section 12(b) of the Exchange Act. Holders of uncertificated shares of the Company immediately prior to the Conversion continued as holders of uncertificated shares of the Company upon effectiveness of the Conversion.

Description of Shares and Material United States Federal Income Tax Considerations

The Description of Shares set forth in Exhibit 99.1 is being filed for the purpose of providing a description of the Post-Conversion Common Shares. The Description of Shares summarizes the material terms of the Post-Conversion Common Shares as of the date hereof. This summary is not a complete description of the terms of the Post-Conversion Common Shares and is qualified in its entirety by reference to the full text of the Post-Conversion Declaration and the Post-Conversion Bylaws, as well as applicable provisions of Maryland law.

Material United States Federal Income Tax Considerations

The Conversion is intended to qualify as a reorganization under Section 368(a)(1)(F) of the IRC, and the federal income tax consequences summarized below assume that the Conversion will so qualify.

The Company will not recognize any gain or loss as a result of the Conversion. Similarly, Company shareholders will not recognize any gain or loss upon the conversion of Prior Common Shares into Post-Conversion Common Shares pursuant to the Conversion. The initial tax basis of the Post-Conversion Common Shares received by a shareholder will be the same as such shareholder’s adjusted tax basis in the Prior Common Shares prior to the Conversion. The holding period of the Post-Conversion Common Shares will include the shareholder’s holding period with respect to the Prior Common Shares. If a Company shareholder acquired any of its Prior Common Shares at different prices and/or at different times, treasury regulations provide guidance on how such shareholder may allocate its tax basis to Post-Conversion Common Shares received in the Conversion and the holding period of such Post-Conversion Common Shares.

Special reporting and other requirements may apply to any non-U.S. shareholders that previously owned in excess of 10% of the Prior Common Shares. Such non-U.S. shareholders are urged to consult with their own tax advisors regarding their reporting and other obligations with respect to the Conversion.

The Description of Shares set forth in Exhibit 99.1 is incorporated into this Item 8.01 by reference. The disclosure contained in this Current Report on Form 8-K modifies and supersedes any corresponding discussions included in any registration statement or report previously filed with the SEC pursuant to the Securities Act of 1933, as amended, the Exchange Act, and the rules and regulations promulgated thereunder to the extent they are inconsistent with such information.

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Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws, including statements about the terms and timing of the Conversion and the effects thereof. Also, whenever the Company uses words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may”, and negatives or derivatives of these or similar expressions, the Company is making forward-looking statements. These forward-looking statements are based upon the Company’s present intent, beliefs or expectations, but forward- looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by the Company’s forward-looking statements as a result of various factors.

The information contained in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including under the caption “Risk Factors” in the Company’s periodic reports, or incorporated therein, identifies other important factors that could cause the Company’s actual results to differ materially from those stated in or implied by the Company’s forward-looking statements. The Company’s filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon the Company’s forward-looking statements.

Except as required by law, the Company does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Plan of Conversion
2.2	Articles of Conversion to a Real Estate Investment Trust of Seven Hills Realty Trust
3.1	Declaration of Trust of Seven Hills Realty Trust
3.2	Bylaws of Seven Hills Realty Trust
99.1	Description of Shares
104	Cover Page Interactive Data File (Embedded within the inline XBRL document.)

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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVEN HILLS REALTY TRUST

Date: December 22, 2021	By:	/s/ G. Douglas Lanois
	Name:	G. Douglas Lanois
	Title:	Chief Financial Officer and Treasurer